SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2004
                                                 (October 13, 2004)




                           DELTA AND PINE LAND COMPANY

             (Exact name of registrant as specified in its charter)

           Delaware                                  62-1040440
   (State or other jurisdiction                    (IRS employer
        of incorporation)                         identification No.)
                                  000-21788
                            (Commission file number)

         One Cotton Row, Scott, Mississippi             38772
      (Address of principal executive offices)        (Zip code)


     Registrant's telephone number, including area code: (662) 742-4000

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01.      Other Events.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Delta and Pine Land Company ("D&PL") dated October 13, 2004 announcing developments in the Pharmacia/Monsanto litigation.




Item 9.01.      Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.                       Description
-----------                       -----------
99.1                              Press Release dated October 13, 2004.

                             SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           DELTA AND PINE LAND COMPANY


Date:     October 13, 2004       /S/ R. D. GREENE
                                 ----------------------
                                 R. D. Greene,
                                 Vice President - Finance, Treasurer and
                                 Assistant Secretary